UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Road, Suite 200 Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 18, 2021, Purple Innovation, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. as representative of the several underwriters listed in Schedule A thereto (the “Underwriters”), and the selling stockholders listed in Schedule B thereto (the “Selling Stockholders”), relating to an underwritten secondary public offering of 7,308,792 shares of Class A common stock of the Company, par value $0.0001 (the “Shares”), being sold by the Selling Stockholders (the “Offering”). The Selling Stockholders are Coliseum Capital Partners, L.P, Coliseum Co-Invest Debt Fund, L.P., Blackwell Partners LLC – Series A and Coliseum Capital Co-Invest III, L.P. The Company will not receive any proceeds from the Offering.

Under the terms of the Underwriting Agreement, the Underwriters have a 30-day option period to purchase up to 1,096,318 additional shares of Class A common stock from the Selling Stockholders.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and the Selling Stockholders and also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriters against certain liabilities. The Selling Stockholders, the Company, Joseph B. Megibow, the Company’s Chief Executive Officer, Craig L. Phillips, the Company’s Chief Financial Officer, and Adam Gray, one of the Company’s directors, have agreed not to sell or transfer any securities of the Company held by them for a period of 60 days from May 18, 2021, subject to limited exceptions.

The Offering is made pursuant to a registration statement on Form S-3 (File No. 333-256253) filed with the Securities and Exchange Commission (the “SEC”), which was automatically effective upon acceptance by the SEC (the “Registration Statement”), and the base prospectus included in the Registration Statement, as amended and supplemented by the preliminary prospectus supplement filed with the SEC on May 18, 2021, and the final prospectus supplement filed with the SEC on May 20, 2021. The Offering is expected to close on or about May 21, 2021, subject to satisfaction of customary closing conditions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the opinion of Dorsey & Whitney LLP relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements related to the anticipated closing of the Offering. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond the Company’s control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond the Company’s control, include the ability of the Company and the Selling Stockholders to satisfy certain conditions to closing on a timely basis or at all, as well as other risks described in the section entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K filed with the SEC on March 11, 2021, as amended by Form 10-K/A Amendment No. 1, filed with the SEC on May 10, 2021, and in the Company’s other filings with the SEC, including, without limitation, the Company’s reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated May 18, 2021, by and among Purple Innovation, Inc., BofA Securities, Inc., as representative of the several underwriters, and the selling stockholders listed in Schedule B thereto.

5.1	Opinion of Dorsey & Whitney LLP.

23.1	Consent of Dorsey & Whitney LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2021	PURPLE INNOVATION, INC.

	By:	/s/ Craig L. Phillips
Craig L. Phillips
Chief Financial Officer

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